SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2008

PLASTINUM POLYMER TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52128	20-4255141
(State or Other Jurisdiction ( of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10100 Santa Monica Blvd., Suite 300
Los Angeles, CA 90067

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (310) 651-9972

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, through December 31, 2007, the Registrant sold and issued an aggregate of $2,105,000 in Series B-1 Convertible Preferred Stock (“Series B-1 Stock”) pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) entered into with various investors. During March 2008, the Registrant sold and issued an additional $200,000 in Series B-1 Stock. On April 24, 2008, the Registrant entered into a Purchase Agreement with an additional investor, Schroder & Co Banque SA (Switzerland) (“Schroder”), pursuant to which the Registrant agreed to sell and issue an additional $1,200,000 in Series B-1 Stock on substantially the same terms as all other sales of Series B-1 Stock previously made, including the issuance of a Warrant for the purchase of shares of Common Stock. The closing under the Purchase Agreement with Schroder took place on April 28, 2008.

The terms of the Series B-1 Stock and additional information about the Purchase Agreement and the Warrant is provided under Item 3.02 of this Form 8-K which is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

On March 11, 2008, the Registrant sold and issued 2,000 shares of Series B-1 Stock at a purchase price of $100 per share (or an aggregate of $200,000) to a non-U.S. investor in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to a Purchase Agreement.

On April 28, 2008, the Registrant sold and issued 12,000 shares of Series B-1 Stock at a purchase price of $100 per share (or an aggregate of $1,200,000) to Schroder in reliance on Regulation S under the Securities Act and pursuant to a Purchase Agreement.

Each of the 35,050 shares Series B-1 Stock issued to date by the Registrant is convertible into such number of shares of Common Stock as is determined by dividing $100 by the initial conversion price of $0.38 per share, subject to adjustment as contained in the Certificate of Designation for the Series B-1 Stock.

Pursuant to the Purchase Agreements, each investor in Series B-1 Stock also received a Warrant to purchase shares of Common Stock equal to 30% of the number of shares of Common Stock into which the Series B-1 Stock purchased by such investor is convertible into, at an initial exercise price of $0.57 per share. The Warrants are not exercisable until six months after their issuance.

Additional information on the terms of the Purchase Agreement, the Series B-1 Stock and the Warrants may be found in the Registrant’s Form 8-K filed on November 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLASTINUM POLYMER TECHNOLOGIES CORP.

Dated: April 30, 2008	By:	/s/ Jacques Mot
Jacques Mot President and CEO